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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 18, 2005

                        INTERVEST BANCSHARES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            Delaware                 000-23377                 13-3699013
----------------------------  ------------------------   ----------------------
(State or other jurisdiction  (Commission File Number)       (IRS Employer
      of incorporation)                                  Identification Number)

   One Rockefeller Plaza, Suite 400 New York, New York         10020-2002
   ---------------------------------------------------         ----------
         (Address of Principal Executive Offices)              (Zip Code)


     Registrant's Telephone Number Including Area Code:  (212) 218-2800
                                                         --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01 Changes in Registrant's Certifying Accountant

On November 25, 2005, Intervest Bancshares Corporation (the "Registrant") filed a Current Report on Form 8-K announcing that, on November 18, 2005, the Audit Committee of the Registrant's Board of Directors had approved a change in the independent accountants of Intervest Mortgage Corporation, a wholly-owned subsidiary of the Registrant. This Amendment No. 1 to the Current Report on Form 8-K is being filed to amend the Current Report on Form 8-K filed on November 25, 2005 to include the required Exhibit 16.1 of such Current Report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS


(c)  Exhibits
          16.1 Letter from Eisner LLP regarding the change in certifying accountants.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      INTERVEST BANCSHARES CORPORATION



Date: December 2, 2005                By: /s/ Jerome Dansker
                                          ------------------------------------
                                          JEROME DANSKER,
                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                                          (Principal Executive Officer)



Date: December 2, 2005                By: /s/ Lowell S. Dansker
                                          ------------------------------------
                                          LOWELL S. DANSKER,
                                          VICE CHAIRMAN, PRESIDENT AND TREASURER
                                          Principal Financial Officer)


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                                INDEX TO EXHIBITS

Exhibit No.    Description
-----------    -----------

16.1           Letter from Eisner LLP regarding change in certifying accountant.